                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                             THE LEGENDS FUND, INC.
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:
         _____________________________________________________________

     2)  Aggregate number of securities to which transaction applies:
         _____________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)
         _____________________________________________________________

     4)  Proposed maximum aggregate value of transaction:
         _____________________________________________________________

     5)  Total Fee Paid:
         _____________________________________________________________

[X]  Fee paid previously with preliminary materials

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
         _____________________________________________________________

     2)  Form, Schedule or Registration Statement No.:
         _____________________________________________________________

     3)  Filing Party:
         _____________________________________________________________

     4)  Date Filed:
         _____________________________________________________________

                             THE LEGENDS FUND, INC.
                          200 East Wilson Bridge Road
                            Worthington, Ohio  43085

                             DREMAN VALUE PORTFOLIO
                      ____________________________________

                   Notice of Special Meeting of Shareholders
                      ____________________________________

To the Shareholders of the Dreman Value Portfolio of The Legends Fund, Inc.:

     A special meeting of shareholders of the Dreman Value Portfolio (the "Portfolio") of the Legends Fund, Inc. (the "Fund") will be held at 239 S. Fifth Street, Louisville, Kentucky 40202-3271, on October 27, at 3:00 p.m., Eastern Time, for the following purposes:

1. To approve or disapprove a Sub-Advisory Agreement between Integrity Life Insurance Company ("Integrity") as investment manager and Dreman Value Advisors, Inc. ("Dreman Advisors") as sub-adviser for the Portfolio.

2. To approve or disapprove a new Sub-Advisory Agreement between Integrity and Dreman Advisors, effective upon the purchase by Zurich Insurance Company of a controlling interest in the parent company of Dreman Advisors.

3. To transact such other matters as may properly come before the meeting or any adjournment thereof.


                                         By Order of the Board of Directors

                                         /s/ Kevin L. Howard
                                         --------------------
                                         Kevin L. Howard
                                         Secretary

October 9, 1995

                             THE LEGENDS FUND, INC.
                          200 East Wilson Bridge Road
                            Worthington, Ohio  43085

                             DREMAN VALUE PORTFOLIO
                      ____________________________________

                                PROXY STATEMENT
                        Special Meeting of Shareholders
                          October 27, 1995, 3:00 p.m.
                      ____________________________________

     The Legends Fund, Inc. (the "Fund") was incorporated in Maryland on July 22, 1992 under the name "Integrity Series Fund, Inc." and is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). It is a series-type investment company currently consisting of ten investment portfolios, including the Dreman Value Portfolio (the "Portfolio"). Shares of the Portfolio are offered to Separate Account SF ("Separate Account SF") of Integrity Life Insurance Company ("Integrity") and Separate Account SFN ("Separate Account SFN") of National Integrity Life Insurance Company ("National Integrity"), a wholly-owned subsidiary of Integrity, for the investment of contributions under certain variable annuity contracts and certificates ("certificates") issued by Integrity and National Integrity.

     Integrity and National Integrity, the holders of record of shares of the Portfolio, are required to "pass through" to their certificate holders the right to vote shares of the Portfolio. The Fund expects that Integrity and National Integrity will solicit voting instructions from their certificate holders and that Integrity and National Integrity will vote 100% of the shares of the Portfolio held by their respective Separate Accounts. If Integrity and National Integrity do not receive timely instructions from all certificate holders, Integrity and National Integrity will vote shares of the Portfolio for which no instructions have been received in the same proportion as they vote shares for which they have received timely instructions.

     This Proxy Statement is being furnished on behalf of the Board of Directors of the Fund to the shareholders of the Portfolio for their use in obtaining voting instructions from the certificate holders on the proposals to be considered at the special meeting of shareholders of the Portfolio scheduled to be held at 239 S. Fifth Street, Louisville, Kentucky 40202-3271, on October 27, 1995 at 3:00 p.m. The Board of Directors has fixed the close of business on September 21, 1995 as the record date (the "Record Date") for determining the number of shares outstanding and the certificate holders entitled to give voting instructions to Integrity and National Integrity.

     This Proxy Statement is being provided to shareholders on or about October 11, 1995 for mailing to certificate holders. The Fund expects that the solicitation of voting instructions from certificate holders will be made by mail, and solicitation also may be made by telephone communications from Integrity employees who will not receive compensation for such services. Costs of the meeting and soliciting proxies will not be borne by the Portfolio or the Fund. Dreman Value Advisors, Inc. ("Dreman Advisors") has agreed to pay the expenses incurred in connection with preparing and delivering this Proxy Statement and its enclosures, including all postage costs.

     The purpose of the meeting is to seek shareholder approval of the proposed sub-advisory agreement (the "Sub-Advisory Agreement") pertaining to the Portfolio between Integrity, as investment manager of the Portfolio, and Dreman Advisors, which approval is being sought in connection with the termination of the sub-advisory agreement between Integrity and Dreman Value Management, L.P.("DVM, L.P."), the predecessor to the investment advisory operations of Dreman Advisors, as explained in detail in Proposal No. 1. In addition, the meeting has been called to seek shareholder approval of a proposed new sub-advisory agreement (the "New Sub-Advisory Agreement") pertaining to the Portfolio between Integrity and Dreman Advisors, which will become effective in the event of the proposed purchase (the "Zurich Transaction") by Zurich Insurance Company ("Zurich") of a controlling interest in the parent company of Dreman Advisors, as explained in detail in Proposal No. 2. The information contained in this Proxy Statement concerning Dreman Advisors, Kemper Financial Services, Inc., Kemper Corporation ("Kemper") and Zurich has been provided by those respective entities for use in this Proxy Statement, and such entities are solely responsible for the accuracy and completeness thereof.

     At the Record Date, the total number of shares outstanding in the Portfolio was 985,936.887, of which 764,254.303 shares (77.52%) were held by Separate Account SF and 221,682.584 shares (22.48%) were held by Separate Account SFN.

     Proxies executed by shareholders may be revoked by a written revocation received by the Secretary of the Fund at any time before they are exercised by the delivery of a later-dated proxy or by attendance at the meeting and voting in person. Pursuant to the Fund's Articles of Incorporation, the presence in person or by proxy of the holders of record of one-third of the shares issued and outstanding and entitled to vote at a meeting shall constitute a quorum for the transaction of business at such meeting. Approval of Proposals Nos. 1 and 2 will require the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the securities entitled to vote, or (2) 67% or more of the shares entitled to vote present at the meeting, in person or by proxy, if the holders of 50% or more of the outstanding shares of the securities entitled to vote are present or represented by proxy.

EACH CERTIFICATE HOLDER IS URGED TO EXERCISE THE RIGHT TO GIVE VOTING INSTRUCTIONS FOR THE MEETING OF SHAREHOLDERS OF THE PORTFOLIO BY FILLING IN, DATING AND SIGNING THE VOTING INSTRUCTIONS CARD FOR THE PORTFOLIO AND RETURNING THE CARD IN THE RETURN ENVELOPE PROVIDED.

              PROPOSAL NO. 1: APPROVAL OR DISAPPROVAL OF PROPOSED
                    SUB-ADVISORY AGREEMENT FOR THE PORTFOLIO

     Pursuant to the management agreement (the "Management Agreement") between the Fund and Integrity dated November 26, 1993, Integrity acts as manager of the Fund and each investment portfolio thereof (including the Portfolio), and in connection therewith is authorized to enter into sub-advisory agreements with registered investment advisers pursuant to which it may delegate its obligations for providing investment advisory and certain other services in connection with one or more of such investment portfolios. The Management Agreement was last submitted to shareholders of the Fund at a meeting held November 3, 1993. Information concerning Integrity is contained below under "Information About Integrity."

     In the case of the Portfolio, Integrity entered into a sub-advisory agreement with DVM, L.P. dated November 26, 1993 (the "Old Sub-Advisory Agreement"), which was submitted to the shareholders of the Portfolio for their approval at a meeting held November 3, 1993. Pursuant to the Old Sub-Advisory Agreement and its predecessor sub-advisory agreement, DVM, L.P. has advised the Portfolio since the Portfolio's inception.

     On August 24, 1995, DVM, L.P. sold substantially all of its assets to Dreman Advisors, a wholly owned subsidiary of Kemper Financial Services, Inc. ("KFS") (the "Acquisition"). As a result of the Acquisition, pursuant to the requirements of the 1940 Act and the terms of the Old Sub-Advisory Agreement between Integrity and DVM, L.P., the Old Sub-Advisory Agreement automatically terminated. In connection with the Acquisition, however, Dreman Advisors, as successor to DVM L.P., agreed with Integrity to continue to provide investment advisory services to the Portfolio on an interim basis until such time as a sub-advisory agreement in respect of the Portfolio is approved by the Portfolio's shareholders. Dreman Advisors has agreed with Integrity to provide such interim services without compensation. In addition, Dreman Advisors has agreed to pay the expenses of soliciting shareholder approval of the proposed Sub-Advisory Agreement.

     Dreman Advisors is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Dreman Advisors was established as a wholly owned subsidiary of KFS in order to purchase substantially all of the assets of DVM, L.P., and thereafter conduct the investment advisory business previously conducted by DVM, L.P. Dreman Advisors had no operating activity prior to August 24, 1995; however, since the Acquisition, Dreman Advisors has assumed the investment advisory operations of DVM, L.P. under which it serves as investment adviser to three mutual fund series, including one having an investment strategy similar to the Portfolio, as well as to private accounts. The mutual fund series having a similar investment strategy to that of the Portfolio is the Kemper-Dreman High Return Fund, which had assets of $44.8 million on June 30, 1995. Dreman Advisors receives an investment advisory fee to manage the Kemper-Dreman High Return Fund of 0.75% of average daily net assets, reduced at net asset value levels above $250 million; this fee is currently subject to a temporary expense limitation.

     As consideration for the purchase of its assets, DVM, L.P. received approximately $22.5 million, subject to certain adjustments made at the time of the closing. In connection with the Acquisition, David N. Dreman, Chairman and Chief Investment Officer of DVM, L.P., entered into a three-year employment agreement with Dreman Advisors pursuant to which Mr. Dreman will be paid $1 million per year. Pursuant to the employment contract, Mr. Dreman, who is required only to devote a portion of his time to the business of Dreman Advisors, will continue as a member of the Investment Committee of Dreman Advisors, which will manage all of the clients of Dreman Advisors including the Portfolio. In addition, Dreman Advisors entered into a licensing and non-competition agreement with a company controlled by Mr. Dreman pursuant to which such company has been paid $5 million, and will receive more than $1 million per year in the second through seventh years, subject to certain conditions. The principal members of the management team of DVM, L.P. have accepted employment with Dreman Advisors, and they will continue in the same capacities with Dreman Advisors. Dreman Advisors intends to continue to follow the value investment philosophy espoused by David N. Dreman that was previously followed by DVM, L.P.

     KFS, which will provide ongoing administrative and financial support to Dreman Advisors, has been managing mutual funds for over 45 years. KFS is an indirect wholly owned subsidiary of Kemper, a publicly owned financial services holding company. Currently KFS manages 24 open-end mutual funds and 7 closed-end funds, together offering 60 portfolios. KFS and its affiliates have approximately $60 billion in assets under management and constitute one of the nation's largest asset management complexes.

     Further information concerning Dreman Advisors is contained below under "Information About Dreman Advisors."

COMPARISON OF THE OLD SUB-ADVISORY AGREEMENT AND THE SUB-ADVISORY AGREEMENT

     The terms of the Sub-Advisory Agreement are substantially identical to the terms of the Old Sub-Advisory Agreement with DVM, L.P., differing only in the adviser named therein, the effective and termination dates therein and the deletion of certain outdated provisions. The Form of Sub-Advisory Agreement is attached to this proxy statement as Appendix A. The following is a comparison of the material terms of the two agreement:

     Advisory Services. The Old Sub-Advisory Agreement provided that DVM, L.P. would provide a continuous investment program for the Portfolio, including investment research with respect to all securities and investments and cash equivalents in the Portfolio. The Sub-Advisory Agreement contains identical provisions with respect to Dreman Advisors.

     Fees and Expenses. Pursuant to the Management Agreement, Integrity receives a management fee at an annual rate of .65% of average daily net assets of the Portfolio as compensation for serving as investment manager of the Portfolio. The Old Sub-Advisory Agreement provided for Integrity, and not the Fund, to pay a monthly sub-advisory fee to DVM, L.P. at the annual rate of 0.50% of the Portfolio's average daily net assets. During the Portfolio's fiscal year ended June 30, 1995, Integrity paid DVM, L.P. $47,931. The Sub-Advisory Agreement provides that Integrity, and not the Fund, shall pay Dreman Advisors compensation at the same rate.

     Payments of Expenses and Transaction Charges. Under the Old Sub-Advisory Agreement, DVM, L.P. agreed to assume and pay all of the costs and expenses of performing its obligations thereunder. The Sub-Advisory Agreement contains identical provisions.

     Expense Limitation. The Old Sub-Advisory Agreement provided for the sub-advisory fee paid to DVM, L.P. to be reduced proportionally if the management fee paid to Integrity by the Portfolio was required to be reduced as a result of applicable state expense limitations or fee waivers agreed to in writing by DVM, L.P. The Sub-Advisory Agreement contains identical provisions with respect to Dreman Advisors. The Fund believes that the most restrictive state expense limitation currently in effect would require that such operating expenses not exceed 2.5% of the first $30 million of average daily net assets, 2% of the next $70 million and 1.5% of average daily net assets over $100 million.

     Limitation of Liability. The Old Sub-Advisory Agreement provided that DVM, L.P. and any of its affiliated persons would not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered thereunder, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of DVM, L.P.'s duties, or by reason of reckless disregard of DVM, L.P.'s obligations and duties under the Agreement. The Sub-Advisory Agreement contains identical provisions with respect to Dreman Advisors.

     Term. The Old Sub-Advisory Agreement provided that it would continue from year to year, provided that its continuation is annually approved by a majority of the Directors of the Fund, including a majority of the Directors who are not interested persons (as defined in the 1940 Act) of DVM, L.P., Integrity or the Fund, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement contains identical provisions with respect to Dreman Advisors. The Sub-Advisory Agreement will become effective on the day the shareholders of the Portfolio approve the Agreement.

     Termination; Assignment. The Old Sub-Advisory Agreement provided that it may be terminated at any time without penalty upon 60 days' written notice by DVM, L.P., Integrity, the Directors of the Fund, or by the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Portfolio (as defined in the 1940 Act). The Old Sub-Advisory Agreement also provided that it would automatically terminate in the event of its assignment (as defined in the 1940 Act) or termination of the Management Agreement. The Sub-Advisory Agreement contains identical provisions as to termination and assignment with respect to Dreman Advisors.

     Corporate Name. The Old Sub-Advisory Agreement provided that the Fund would take any and all necessary action to remove the "Dreman" name from the Portfolio's name and related

Fund material if DVM, L.P. ceased to be the sub-advisor of the Portfolio. The Fund agreed to use the name "Dreman" only in connection with the Portfolio and that DVM, L.P. shall not be prevented from using the name "Dreman" in connection with any other business. The Sub-Advisory Agreement contains identical provisions with respect to Dreman Advisors. In addition, the Old Sub-Advisory Agreement contained provisions regarding the use of the name "Dreman" in the event Mr. Dreman ceased to be affiliated with DVM, L.P. These latter provisions have been removed from the Sub-Advisory Agreement.

EVALUATION OF THE DIRECTORS

     The Directors of the Fund believe that approval of the Sub-Advisory Agreement with Dreman Advisors is in the best interests of the shareholders of the Portfolio.

     At a special meeting held on August 30, 1995, the Directors considered and unanimously approved the Sub-Advisory Agreement and directed that it be submitted to shareholders for approval. In considering the approval of the Sub-Advisory Agreement, the Directors, including the Directors who are not interested persons of the Fund (as defined in the 1940 Act) (the "Disinterested Directors"), were provided information they deemed necessary to enable them to consider whether the Sub-Advisory Agreement was in the best interests of the Portfolio and its shareholders. The Directors considered, among other factors, the similarity of the terms of the Sub-Advisory Agreement to the terms of the Old Sub-Advisory Agreement, and the fact that there would be no change in the fee payable under the Sub-Advisory Agreement from that under the Old Sub-Advisory Agreement. Based on the information provided by Dreman Advisors and KFS, the Directors concluded that the succession of Dreman Advisors to the investment advisory operations of DVM, L.P. would provide the Fund with a continuity of investment management services of the quality rendered by DVM, L.P. to the Portfolio since the Portfolio's inception. In addition, the Directors concluded that the continued role of David N. Dreman and the other former DVM, L.P. personnel in the operations of Dreman Advisors would provide stability to the investment management of the Portfolio. The Directors also considered representations by Dreman Advisors, KFS and Kemper as to their financial condition and the overall commitment of KFS and Kemper to the operations of Dreman Advisors and the investment advisory businesses of Dreman and KFS.

     If the Sub-Advisory Agreement is not approved by shareholders, Integrity intends to make such arrangements as it deems appropriate for the management of the Portfolio, and the Board of Directors will consider what further actions to take, which may include the resubmission of the proposed Sub-Advisory Agreement with Dreman Advisors to shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL NO. 1.

                 PROPOSAL NO. 2: APPROVAL OR DISAPPROVAL OF THE
                 NEW SUB-ADVISORY AGREEMENT TO BECOME EFFECTIVE
                  UPON CONSUMMATION OF THE ZURICH TRANSACTION

     Subject to shareholder approval of Proposal No. 1, Dreman Advisors will enter into the Sub-Advisory Agreement with Integrity. In addition to the approval sought in Proposal No. 1, the Board of Directors is also seeking approval of a proposed new sub-advisory agreement between Integrity and Dreman Advisors (the "New Sub-Advisory Agreement") to take effect in connection with the proposed acquisition of Kemper, a publicly owned financial services holding company and the parent corporation of KFS, by Zurich. Upon the acquisition of Kemper by Zurich, the Sub-Advisory Agreement will terminate pursuant to the requirements of the 1940 Act and the terms of the Sub-Advisory Agreement.

THE NEW SUB-ADVISORY AGREEMENT

     The New Sub-Advisory Agreement is identical to the Sub-Advisory Agreement except for its effective date. The fees thereunder, to be paid by Integrity, not the Fund, to Dreman Advisors are identical under both agreements. The form of New Sub-Advisory Agreement is attached to this proxy statement as Appendix A.

INFORMATION CONCERNING ZURICH AND THE ZURICH TRANSACTION

     KFS's and Dreman Advisors' indirect parent company, Kemper, has entered into an Agreement and Plan of Merger dated as of May 15, 1995 and as amended September 6, 1995, (the "Merger Agreement"), with Zurich, Insurance Partners, L.P. ("IP"), Insurance Partners Offshore (Bermuda), L.P. ("IP Bermuda" and, together with IP, "Insurance Partners") and ZIP Acquisition Corp. ("ZIP"), whereby ZIP will be merged with and into Kemper and Kemper will continue as the surviving corporation (the "Kemper merger"). In connection with the Kemper merger, Kemper has agreed to sell KFS to KFS Acquisition Corp., a wholly-owned, indirect subsidiary of Zurich, by merging KFS and KFS Acquisition Corp. (the "KFS Sale"), with the surviving corporation ("New KFS") continuing with the name "Kemper Financial Services, Inc." The terms of the KFS Sale are set forth in a separate Agreement and Plan of Merger among Kemper, KFS, and KFS Acquisition Corp. dated May 15, 1995 (the "KFS Merger Agreement"). It is currently contemplated that the KFS Sale will occur immediately before or immediately after the Kemper merger, although it is possible that the KFS Sale could be deferred until a later date. (The Kemper merger and related KFS Sale are hereinafter referred to together as the "Merger.")

     KFS anticipates that the operations of Dreman Advisors will not be affected as a result of the Merger. After the Merger, the personnel of Dreman Advisors who perform investment management services for the Portfolio will continue to provide such services without interruption.

     Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mytheoquai 2, 8002 Zurich, Switzerland.

Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of the Zurich Insurance Group. Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services, while having branch offices and subsidiaries in more than 40 countries throughout the world. Zurich Insurance Group is particularly strong in the insurance of international companies and organizations. Over the past few years, Zurich's global presence, particularly in the United States, has been strengthened by means of selective acquisitions. IP and IP Bermuda are parallel investment partnerships established to participate jointly in acquisitions, recapitalizations, demutualizations and other structured transactions in the insurance industry. Insurance Partners was formed by Centre Reinsurance Holding Limited (a subsidiary of Zurich), Keystone, Inc. (formerly the Robert M. Bass Group, Inc.) and The Chase Manhattan Corporation. IP is located at 201 Main Street, Fort Worth, TX 76102 and IP Bermuda is located at 41 Cedar Avenue, Hamilton HM-EX, Bermuda. ZIP is a newly-formed majority-owned subsidiary of Zurich. ZIP is approximately 80% owned by Zurich Holding Company of America, Inc. (which, in turn, is a wholly-owned subsidiary of Zurich) and 13.274% and 6.726% owned by IP and IP Bermuda, respectively. ZIP is located at 1400 American Lane, Schaumburg, IL 60196. KFS Acquisition Corp. is a newly-formed wholly-owned subsidiary of Zurich Holding Company of America, Inc. Prior to consummation of the KFS Sale, New KFS will be registered as an investment adviser under the Advisers Act. KFS Acquisition Corp., a Delaware corporation, and Zurich Holding Company of America, Inc., a Delaware corporation, are both located at 1400 American Lane, Schaumberg, IL 60196.

     Pursuant to the Merger Agreement, ZIP will merge with and into Kemper, with Kemper as the surviving corporation. Each share of Kemper common stock will be converted in the Zurich Transaction into the right to receive $49.80 cash, for an aggregate acquisition price of approximately $2.1 billion; the closing of the Kemper merger will take place on the third business day after all the closing conditions are satisfied, but not later than February 28, 1996. Zurich and Insurance Partners have informed Kemper that they currently expect that the merger will close in early January, 1996. Immediately prior to the KFS Sale, if requested by Zurich, KFS will cause those of its wholly-owned subsidiaries designated by Zurich to be merged with and into, direct or indirect wholly-owned subsidiaries of New KFS (each of which may later be referred to as the successor to such KFS subsidiaries). The consideration for the KFS Sale is presently expected to be approximately $930 million although, at the election of Zurich, it may be increased.

     To confirm and clarify certain contractual relationships between Kemper and Lumbermens Mutual Casualty Company ("Lumbermens"), prior to, as a result of and following the Merger, Lumbermens, Zurich, Insurance Partners, ZIP, Kemper and KFS entered into a letter agreement dated May 15, 1995 (the "Lumbermens Agreement"). The Lumbermens Agreement, among other things, (1) permits the continued use of the "Kemper" name by Kemper and KFS (or its successor) and (2) obligates New KFS to reimburse Lumbermens for certain amounts that may be due to Lumbermens by Kemper, if Kemper has not paid such amounts. As of March 31, 1995, the total potential liability was $35.2 million.

     The Lumbermens Agreement provides that, to the extent permitted by law, Lumbermens intends to continue to engage KFS (or its successor), or its subsidiaries, for at least three years to provide investment management services for not less than 80% of the investment assets of Lumbermens (excluding benefit plan assets held in trust) managed by KFS or its subsidiaries as of May 15, 1995. In connection therewith, the Lumbermens Agreement permits Lumbermens, and Zurich currently expects that Lumbermens will, contemporaneously with the KFS Sale, invest in New KFS an aggregate amount of up to $100 million or such lesser amount as is necessary to purchase (1) either 9.9% of the shares of common stock of New KFS or an amount of convertible preferred stock of New KFS that is convertible into 9.9% of the shares of New KFS and (2) pro rata with Zurich, all other equity and debt securities purchased from New KFS by Zurich. In the event of such investment, Lumbermens will receive representation on the Board of Directors of New KFS that is proportionate to Lumbermens' equity interest in New KFS; but in any event, at least one individual designated by Lumbermens will be elected to the Board of Directors of New KFS. It is currently contemplated that Lumbermens would designate Mr. David B. Mathis for election to the Board of Directors of New KFS. The address of Lumbermens is: One Kemper Drive, Long Grove, Illinois 60049. If the percentage of Lumbermens' investment assets managed by New KFS drops below 50% of Lumbermens' investment assets (excluding benefit plan assets held in trust), then Zurich or New KFS may purchase Lumbermens' investment in New KFS at fair market value. On the seventh anniversary of the closing of the KFS Sale, Lumbermens will have the right to demand that all its shares of New KFS be registered under the Securities Act of 1933, as amended.

     Zurich has informed KFS that as of May 31, 1995, no stockholder of Zurich, either individually or as a "group" (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended), is known to beneficially own more than 10% of the outstanding shares of Zurich's voting securities. As of May 31, 1995, KFS shared power to vote and dispose of 189,980 preferred shares of Centre Reinsurance Holdings Limited, a Zurich affiliate, which were held by various non-investment company clients of KFS.

     The common stockholders of Kemper will be voting on the Kemper merger. The merger is subject to various conditions such as insurance regulatory approvals. Neither the Kemper merger nor the KFS Sale is subject to financing, although each may involve financing. Zurich has guaranteed the obligations of ZIP and Insurance Partners to consummate the Kemper merger and has guaranteed the obligations of KFS Acquisition Corp. to consummate the KFS Sale.

     It is a condition of the closing of the Zurich Transaction that all directors and officers of Kemper and its subsidiaries (including KFS), whose resignations have been requested by ZIP, not less than ten days prior to the closing, shall have resigned or been removed from office, effective as of the closing. No such resignations have been requested nor are currently contemplated for KFS and its subsidiaries.

     The Zurich Transaction also provides as a condition to the closing of the Merger that the shareholders of registered investment companies for which KFS or any subsidiary acts as investment adviser or sub-adviser (the "KFS Advised Funds") representing at least 90% of the total net assets of the KFS Advised Funds as of April 30, 1995 shall have approved a new investment advisory agreement (the "90% condition"). At meetings held on September 19, 1995, shareholders of the KFS Advised Funds approved new investment advisory agreements sufficient to satisfy the 90% condition.


EVALUATION OF THE DIRECTORS

     The Directors of the Fund believe that approval of the New Sub-Advisory Agreement is in the best interests of the shareholders of the Portfolio.

     At a special meeting held on August 30, 1995, the Directors considered and unanimously approved the New Sub-Advisory Agreement and directed that it be submitted to shareholders for approval. In considering the approval of the New Sub-Advisory Agreement, the Directors, including the Disinterested Directors, were provided the information they deemed necessary to enable them to consider whether the New Sub-Advisory Agreement was in the best interests of the Portfolio and its shareholders. The Directors considered, among other factors, the fact that the terms of the New Sub-Advisory Agreement are substantially identical to the terms of Sub-Advisory Agreement, and the fact that there would be no change in the fee payable under the New Sub-Advisory Agreement from that under the Sub-Advisory Agreement. Based upon the information provided by Kemper and Zurich, the Directors concluded that the change in control of Dreman Advisors would not interrupt the services provided by Dreman Advisors. In addition, the Directors concluded that the continued role of David N. Dreman and the other Dreman Advisors personnel after the change in control of Dreman Advisors would not interrupt the Portfolio's continuing investment management services. The Directors also considered representations by Dreman Advisors, KFS and Kemper as to their financial condition, and their likely financial condition if the acquisition by Zurich takes place, and representations by Zurich as to its overall commitment to the continuation of the business of Dreman Advisors, KFS and Kemper and their respective investment advisory businesses.

     If the shareholders of the Portfolio do not approve the New Sub-Advisory Agreement, Kemper, Zurich and Insurance Partners nevertheless intend to proceed with the Merger (assuming all conditions precedent have been satisfied or waived, including the 90% condition). In that event, Integrity and the Board of the Fund would take such action as they then deem to be in the best interests of the Portfolio's shareholders, including resubmitting the New Sub-Advisory Agreement to shareholders. If the Merger is not consummated for any reason, then the Sub-advisory Agreement with the Portfolio will continue, assuming that the Sub-Advisory Agreement is approved by shareholders at the meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL NO. 2.

INFORMATION ABOUT DREMAN ADVISORS

     Dreman Advisors is located at 10 Exchange Place, 20th Floor, Jersey City, NJ 07301. The address of KFS is 120 LaSalle Street, Chicago, Illinois 60603. The address of Kemper Financial Companies, Inc. and Kemper, which is a publicly owned company, is One Kemper Drive, Long Grove, Illinois 60049.

     The names, position with Dreman Advisors, and principal occupations of the principal executive officer and the directors of Dreman Advisors are as follows:

                          POSITION WITH DREMAN
        NAME                   ADVISORS                     PRINCIPAL OCCUPATION
        ----             --------------------               --------------------
Stephen B. Timbers       Director                  President, Chief Operating Officer and
                                                   Director, Kemper Corporation;
                                                   Chairman, Chief Executive Officer, Chief
                                                   Investment Officer and Director, KFS

David N. Dreman          Chairman and Director     Chairman, Dreman Advisors

John E. Neal             Director                  President, Chief Operating Officer and
                                                   Director, KFS

James R. Neel            President, Chief          President, Chief Executive Officer,
                         Executive Officer         Dreman Advisors
                         and Director

John E. Peters           Director                  Senior Executive Vice President and
                                                   Director, KFS; President and Director,
                                                   Kemper Distributors, Inc.


     The address of Messrs. Timbers, Neel and Peters is 120 LaSalle Street, Chicago, Illinois 60603. The address of Messrs. Dreman and Neal is 10 Exchange Place, 20th Floor, Jersey City, NJ 07301.

INFORMATION ABOUT INTEGRITY

     Integrity Life Insurance Company is an indirectly wholly-owned subsidiary of ARM Financial Group, Inc. ("ARM"), a Delaware corporation. ARM is a financial services company providing retail and institutional products and services to the long-term savings and retirement market. The Morgan Stanley Leveraged Equity Fund II, L.P., Morgan Stanley Capital Partners III, L.P., Morgan Stanley Capital Investors, L.P. and MSCP III 892 Investors, L.P., investment funds sponsored by Morgan Stanley Group, Inc. ("Morgan Stanley"), own approximately 91% of the outstanding shares of voting stock of ARM. The Manager currently provides investment management services to institutional and individual clients, including ARM and its subsidiaries, with combined assets in excess of $4.0 billion. The address of each of Integrity and ARM is 239

S. Fifth Street, Louisville, Kentucky 40202. The address of each of each of Morgan Stanley and the investment funds sponsored by it is 1221 Avenue of the Americas, New York, New York 10020.

     The following chart lists those officers and directors of the Fund who are also affiliated with ARM and/or Integrity, and sets forth the nature of those affiliations:

Name                Position with the Fund    Position with ARM and/or Integrity
-------------------------------------------------------------------------------------
John R. Lindholm    Chairman and Director     President of Integrity; Executive Vice
                                              President-Chief Marketing Officer of ARM
---------------------------------------------------------------------------------------
Edward J. Haines    President                 Vice President, Marketing, ARM
---------------------------------------------------------------------------------------
Don W. Cummings     Controller                Controller, Integrity and ARM
---------------------------------------------------------------------------------------
Peter S. Resnik     Treasurer                 Treasurer, Integrity and ARM
---------------------------------------------------------------------------------------
Kevin L. Howard     Secretary                 Assistant General Counsel, ARM
---------------------------------------------------------------------------------------

The principal occupation of each person listed above is his occupation with Integrity and/or ARM, as applicable. The address of each of the above listed persons is 239 S. Fifth Street, Louisville, Kentucky 40202. The Directors and officers of the Fund, both individually and as a group, own less than 1% of the Portfolio's outstanding shares.

     The fees paid to Integrity by all of the Fund's investment portfolios under the Management Agreement during the fiscal year ended June 30, 1995 totaled $1,218,396, of which $977,803 was paid by Integrity to all of the sub-advisers for the Fund's investment portfolios and $240,593 was retained by Integrity. The portion of these fees paid by the Portfolio was $62,310, of which $47,931 was paid to DVM, L.P. and $14,379 was retained by Integrity.

DISTRIBUTOR

     Pursuant to a distribution agreement dated August 30, 1995, SBM Financial Services, Inc. ("SBM") acts without remuneration as the Fund's agent for distribution of the Portfolio's shares. SBM is a wholly-owned subsidiary of ARM, and has no obligation to sell any stated number of shares. Shares of the Fund and the Portfolio are sold only to separate accounts of Integrity and National Integrity. SBM's address is 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069.

TRANSFER AGENT, DIVIDEND AGENT AND RECORDKEEPING AGENT

     Investors Fiduciary Trust, 127 West 10th Street, Kansas City, Missouri 64105, acts as transfer agent, dividend disbursing agent and recordkeeping agent.

PORTFOLIO TRANSACTIONS

     Subject to policies established by the Fund's Board of Directors, each investment portfolio's sub-adviser, and accordingly Dreman Advisors in the case of the Portfolio (the "Sub-Adviser"), is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the respective portfolio. As a general matter, in executing portfolio transactions, the Sub-Adviser employs or deals with such brokers or dealers as may, in its best judgment, provide prompt and reliable execution of the transaction at favorable security prices and reasonable commission rates. In selecting brokers or dealers, the Sub-Adviser considers all relevant factors, including the price (including the applicable brokerage commission or dealer spread), size of the order, nature of the market for the security, timing of the transaction, the reputation, experience and financial stability of the broker-dealer, the quality of service, difficulty of execution and execution capabilities and operational facilities of the firm involved and in the case of securities, the firm's risk in positioning a block of securities. Prices paid to dealers in principal transactions, on which no brokerage commission is paid and through which most debt securities and some equity securities are traded, generally include a spread, which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. To the extent the Portfolio invests in securities traded in the OTC markets, it engages primarily in transactions with the dealers who make markets in such securities, unless a better price or execution can be obtained by using a broker. The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. Brokerage arrangements may take into account the distribution of certificates by broker-dealers, subject to best price and execution.

     The Sub-Adviser may select broker-dealers which provide it with research services and may cause the Portfolio to pay such broker-dealers commissions which exceed those other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Research services furnished by brokers through which the Portfolio effects securities transactions may be used by the Sub-Adviser in advising other funds or accounts and, conversely, research services furnished to the Sub-Adviser by brokers in connection with other funds or accounts it advises may be used in advising the Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the Sub-Advisory Agreement and New Sub-Advisory Agreement. Portfolio transactions will not be directed to dealers solely on the basis of research services provided.

     Investment decisions for the Portfolio and for other investment accounts managed by the Sub-Adviser are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may be made for the Portfolio and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then allocated between the Portfolio and such other account(s) as to amount according to a formula deemed equitable to the Portfolio and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Portfolio is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Portfolio.

     Transactions in futures contracts are executed through futures commission merchants ("FCMs") who receive brokerage commissions for their services. The procedures in selecting FCMs to execute the Portfolio's transactions in futures contracts, including procedures permitting the use of certain broker-dealers that are affiliated with the Sub-Adviser, are similar to those in effect with respect to brokerage transactions in securities.

     To the extent consistent with Rule 17e-1 under the 1940 Act, the Portfolio may enter into transactions with broker-dealers that are affiliated persons, or affiliated persons of such affiliated persons, of the Portfolio ("affiliated brokers"). The Fund's Board of Directors has adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to affiliated brokers are fair and reasonable. No transactions may be effected by a portfolio with an affiliate of Integrity, National Integrity or Morgan Stanley, or of the Sub-Adviser, acting as principal for its own account. During the fiscal year ended June 30, 1995, the Portfolio paid $7,115 in brokerage commissions (86% of the aggregate commissions paid by the Portfolio) to affiliated broker PaineWebber, Inc. to effect portfolio transactions.

OTHER MATTERS

     The Board of Directors of the Fund does not know of any other business to be brought before the meeting. If any other matters come before the meeting, the shareholders will vote on such matters in their discretion.

     National Integrity and Integrity, as record shareholders of the Portfolio, may adjourn the meeting of shareholders for a period or periods of not more than 60 days in the aggregate if necessary to obtain additional voting instructions from certificate holders. The cost or preparing and distributing to certificate holders additional proxy materials if required in connection with any adjournment will be borne by Dreman Advisors.

     As of the Record Date, no persons were known to the Fund to have allocated contributions under their variable annuity contacts such that, upon the pass-through of voting rights by Integrity and National Integrity, they would have the right to give voting instructions with respect to more than 5% of the outstanding shares of the Portfolio.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

     The Annual Report to shareholders of the Fund, including the audited financial statements of the Portfolio for the fiscal year ended June 30, 1995, is available from the Fund. The Annual Report should be read in conjunction with this Proxy Statement, but is not part of the proxy soliciting material. A copy of the Annual Report may be obtained from the Fund, without charge, by contacting the Fund in writing at the address on the cover of this Proxy Statement, or by calling 1-800-325-8583.

SHAREHOLDER PROPOSALS

     The Fund is not required to hold annual meetings of shareholders and the Directors currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Fund's Articles of Incorporation. A shareholder proposal to be considered for inclusion in the proxy statement at any meeting of shareholders hereafter called must be submitted a reasonable time before the proxy statement relating thereto is mailed. Whether a proposal submitted will be included in the proxy statement will be determined in accordance with applicable federal and state laws.

                                 Respectfully Submitted,

                                 /s/ Kevin L. Howard

                                 Kevin L. Howard
                                 Secretary


Dated: October 9, 1995

SHAREHOLDERS WHO ARE UNABLE TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO FILL IN, DATE AND SIGN THE PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED PREPAID ENVELOPE.

                                   APPENDIX A

                       FORM OF SUB-ADVISORY AGREEMENT AND
                           NEW SUB-ADVISORY AGREEMENT

     [Deletions are shown in [brackets], new material is underscored.]
                                                         -----------

     AGREEMENT, made this [26th] ____ day of [November, 1993]______, 1995, between Integrity Life Insurance Company (Integrity), an Arizona corporation, and Dreman Value [Management, L.P] Advisors, Inc. (Sub-Adviser), a [New York limited partnership] Delaware corporation.

     WHEREAS, Integrity, an indirect wholly-owned subsidiary of ARM Financial Group, Inc., is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the Advisers Act);

     WHEREAS, the Sub-Adviser is an investment adviser registered under the Advisers Act;

     WHEREAS, pursuant to a Management Agreement dated November 26, 1993 (the Management Agreement), Integrity acts as Investment Manager to The Legends Fund, Inc. (the Fund), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act);

     WHEREAS, the Fund is authorized to issue multiple series of shares, each such series representing a separate portfolio of securities and investments; and

     WHEREAS, Integrity desires to retain the Sub-Adviser to furnish investment advisory services to the Dreman Value Portfolio of the Fund (the Portfolio), and the Sub-Adviser is willing to accept such appointment on the terms and conditions set forth herein.

     NOW, THEREFORE, based on the premises and the consideration set forth herein, Integrity and the Sub-Adviser agree as follows:

                   SECTION 1.  INVESTMENT ADVISORY SERVICES.

     Subject to the supervision of the Fund's Board of Directors and Integrity, the Sub-Adviser will provide a continuous investment program for the Portfolio and determine the composition of the assets of the Portfolio, including determination of the purchase, retention or sale of the securities, cash, and other investments contained in the Portfolio's holdings. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Portfolio's assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Portfolio, when these transactions should be executed, and what portion of the assets of the Portfolio should be held in the various securities and other investments in which it may invest, and the Sub-Adviser is hereby authorized to execute and perform such services on behalf of the Portfolio. To the extent, if any, permitted by the investment policies of the Portfolio, the Sub-Adviser shall make determinations as to and execute and perform futures contracts and options on behalf of the Portfolio. The Sub-Adviser will provide the services under this continuity

Sub-Adviser shall make determinations as to and execute and perform futures contracts and options on behalf of the Portfolio. The Sub-Adviser will provide the services under this Agreement in accordance with the Portfolio's investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the Securities and Exchange Commission (SEC). Integrity agrees to supply the Sub-Adviser with a copy of the Registration Statement and each amendment thereto (the Registration Statement as amended from time to time hereinafter referred to as the Registration Statement) and any other documents that set forth investment policies, procedures or restrictions governing the Portfolio and to notify the Sub-Adviser in writing of any changes in the investment objectives, policies, procedures and restrictions governing the Portfolio.

The Sub-Adviser further agrees as follows:

     (a) The Sub-Adviser will manage the Portfolio (i) so that it will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code), and (ii) so as to ensure compliance by the Portfolio with the diversification requirements of
         Section 817(h) of the Code and regulations issued thereunder. In managing the Portfolio in accordance with these requirements, the Sub-Adviser shall be entitled to receive and act upon advice of counsel to the Fund, counsel to Integrity or counsel to the Sub-Adviser, provided the Sub-Adviser's counsel is acceptable to Integrity.

     (b) In undertaking its duties under this Agreement, the Sub-Adviser will comply with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of Directors of which it has notice and the provisions of the Registration Statement.

     (c) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as of the Sub-Adviser's or the Sub-Adviser's affiliates' other investment advisory clients, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, the Sub-Adviser will allocate the securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner that is fair and equitable in the Sub-Adviser's judgment in the exercise of the Sub-Adviser's fiduciary obligations to the Fund and to such other clients.

     (d) In connection with the purchase and sale of securities for the Portfolio, the Sub-Adviser, together with Integrity, will arrange for the transmission to the custodian, transfer agent, dividend disbursing agent and recordkeeping agent for the Fund (such custodian and agent or agents hereinafter referred to as the Agent), on a daily basis, such confirmation, trade tickets (which shall state industry classifications unless the Sub-Adviser has previously furnished a list of classifications for portfolio securities), and other documents and information, including (but not limited to) CUSIP or other numbers that identify securities to be purchased or sold on behalf of the Portfolio and, with respect to mortgage derivative and asset-backed securities purchased by the Sub-Adviser for the Portfolio, 1066Q reports and supplemental information as required to be available pursuant to IRS Publication 938, as may be reasonably necessary to enable the Agent to perform its administrative and recordkeeping responsibilities with respect to the Portfolio. With respect to portfolio securities to be purchased or sold through the Depositary Trust Company, the Sub-Adviser will arrange for the automatic transmission of the confirmation of such trades to the Fund's Agent, and if requested, Integrity.

     (e) The Sub-Adviser will monitor on a daily basis, by review of daily pricing reports provided by the Agent to the Sub-Adviser, the determination by the Agent for the Fund of the valuation of portfolio securities and other investments of the Portfolio. The Sub-Adviser shall not be obligated to independently verify the Agent's pricing determinations, and the Agent's responsibility for accurate pricing determinations of the value of the Portfolio's securities shall not be reduced by the Sub-Adviser's duty to monitor such determinations. The Sub-Adviser will assist the Agent in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the Portfolio for which the Agent seeks assistance from or identifies for review by the Sub-Adviser.

     (f) The Sub-Adviser will make available to the Fund and Integrity, promptly upon request, all of the Portfolio's investment records and ledgers maintained by the Sub-Adviser as are necessary to assist the Fund and Integrity to comply with requirements of the 1940 Act and the Advisers Act, as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

     (g) The Sub-Adviser will provide reports, which may be prepared by the Agent, to the Fund's Board of Directors for consideration at meetings of the Board on the investment program for the Portfolio and the issuers and securities represented in the Portfolio's securities holdings, including a schedule of the investments and other assets held in the Portfolio and a statement of all purchases and sales for the Portfolio since the last such statement, and will furnish the Funds' Board of Directors with periodic and special reports with respect to the Portfolio as the Directors and Integrity may reasonably request, including statistical information with respect to the Portfolio's securities. In addition, the Sub-Adviser will make available at each meeting of the Board of Directors, either in person or by telephone conference call as instructed by Integrity on behalf of the Board of Directors of the Fund, an appropriate person to discuss the investment performance of the Portfolio.

     (h) The Sub-Adviser will provide information and reports to Integrity as Integrity shall reasonably request to enable it to review the performance of the Sub-Adviser under this Agreement.

                      SECTION 2.  BROKER-DEALER SELECTION.

     The Sub-Adviser is responsible for decisions to buy and sell securities and other investments for the Portfolio, broker-dealer and futures commission merchant selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing portfolio transactions the Sub-Adviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Sub-Adviser's best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Sub-Adviser shall consider all relevant factors, including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Board of Directors may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Sub-Adviser's having caused the Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Portfolio and to the Sub-Adviser's other clients as to which the Sub-Adviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Sub-Adviser may engage its affiliates, Integrity and its affiliates or any other sub-adviser to the Fund and its respective affiliates as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for the Portfolio.

                       SECTION 3.  RECORDS, REPORTS, ETC.

     In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which the Sub-Adviser maintains for the Portfolio are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or Integrity's request or upon termination of this Agreement, although the Sub-Adviser may, at the Sub-Adviser's own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940

Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by the Rule 204-2 under the Advisers Act for the period specified in the Rule.

                        SECTION 4.  PAYMENT OF EXPENSES.

     The Sub-Adviser shall assume and pay all of the costs and expenses of performing its obligations under this Agreement.

                     SECTION 5.  COMPENSATION FOR SERVICES.

     Integrity will pay to the Sub-Adviser a monthly sub-advisory fee (adjusted pro rata for any shorter applicable period) at an annual rate of .50% of the average daily net assets of the Portfolio from the management fee actually received by Integrity from the Fund; provided, however, that the sub-advisory fee shall be reduced proportionately if the management fee actually paid to Integrity by the Portfolio shall have been reduced as a result of applicable state expense limitations or fee waivers agreed to in writing by the Sub-Adviser. The sub-advisory fee shall be computed, accrue and be payable in the same manner as the management fee which is payable by the Fund to Integrity pursuant to the Management Agreement and as specified in the Fund's Registration Statement.

                      SECTION 6.  LIABILITY FOR SERVICES.

     Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, and except as set forth in the next paragraph, the Fund and Integrity agree that the Sub-Adviser, any of its affiliated persons, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended, controls the Sub-Adviser, shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser's duties, or by reason of reckless disregard of the Sub-Adviser's obligations and duties under this Agreement.

                  SECTION 7.  INDEMNIFICATION BY SUB-ADVISER.

     The Sub-Adviser agrees to indemnify and hold harmless Integrity against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which Integrity may become subject arising out of or based on the breach or alleged breach by the Sub-Adviser of any provisions of this Agreement; provided, however, that the Sub-Adviser shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by Integrity and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from Integrity's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by Integrity of its duties. The foregoing indemnification shall be in addition to any rights that Integrity may have at common law or otherwise. The Sub-Adviser's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control Integrity, be controlled by Integrity or be under common control with Integrity and its affiliates, directors, officers, employees and agents. The Sub-Adviser's agreements in this paragraph shall also extend to any of Integrity's successors or the successors of the aforementioned affiliates, directors, offices, employees or agents.

                   SECTION 8.  INDEMNIFICATION BY INTEGRITY.

     Integrity agrees to indemnify and hold harmless the Sub-Adviser against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which the Sub-Adviser may become subject arising out of or based on the breach or alleged breach by Integrity of any provisions of this Agreement or the Management Agreement, or any wrongful action or alleged wrongful action by Integrity or its affiliates in the distribution of the Fund's shares, or any wrongful action or alleged wrongful action by the Fund other than wrongful action or alleged wrongful action that was caused by the breach by the Sub-Adviser of the provisions of this Agreement; provided, however, that Integrity shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by Integrity and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Sub-Adviser's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Sub-Adviser of its duties. The foregoing indemnification shall be in addition to any rights that the Sub-Adviser may have at common law or otherwise. Integrity's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Sub-Adviser, be controlled by the Sub-Adviser or be under common control with the Sub-Adviser and to each of the Sub-Adviser's and each such person's respective affiliates, directors, officers, employees and agents. Integrity's agreements in this paragraph shall also extend to any of the Sub-Adviser's successors or the successors of the aforementioned affiliates, directors, officers, employees or agents.

              SECTION 9.  NOTICE AND DEFENSE OF PROCEEDINGS, ETC.

     Promptly after receipt by a party indemnified under paragraph 7 or 8 above of notice of the commencement of any action, proceeding or investigation for which indemnification will be sought, such indemnified party shall promptly notify the indemnifying party in writing; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may otherwise have to any indemnified party unless such omission results in actual material prejudice to the indemnifying party. In case any action or proceeding shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, individually or jointly with any other indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of any action or proceeding, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. If the indemnifying party does not elect to assume the defense of any action or proceeding the indemnifying party on a monthly basis shall reimburse the indemnified party for the legal fees and expenses incurred by the indemnified party for continuing its defense thereof. Regardless of whether or not the indemnifying party shall have assumed the defense of any action or proceeding the indemnified party shall not settle or compromise the action or proceeding without the prior written consent of the indemnifying party.


            SECTION 10.  REPRESENTATIONS AND WARRANTIES; COVENANTS.

     (a) The Sub-Adviser hereby represents and warrants as follows:

         (i) The Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act, and such registration is current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

         (ii) The Sub-Adviser has all requisite authority to enter into, execute, deliver and perform the Sub-Adviser's obligations under this Agreement;

         (iii) The Sub-Adviser's performance of its obligations under this Agreement does not conflict with any law, regulation or order to which the Sub-Adviser is subject; and

         (iv) The Sub-Adviser has reviewed the Registration Statement for the Fund filed with the SEC, and with respect to the disclosure about the Sub-Adviser and the Portfolio or information relating, directly or indirectly, to the Sub-Adviser or the Portfolio which was made in reliance upon and in conformity with written information provided by the Sub-Adviser to the Fund specifically for use therein or, if written information was not provided, which the Sub-Adviser had the opportunity to review prior to filing with the SEC, such Registration Statement contains, as of its date, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

     (b) The Sub-Adviser hereby covenants and agrees that, so long as this Agreement shall remain in effect:

         (i) The Sub-Adviser shall maintain the Sub-Adviser's registration as an investment adviser under the Advisers Act, and such registration shall at all times remain current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

         (ii) The Sub-Adviser's performance of its obligations under this Agreement shall not conflict with any law, regulation or order to which the Sub-Adviser is then subject;

         (iii) The Sub-Adviser shall at all times fully comply with the Advisers Act, the 1940 Act, all applicable rules and regulations under such Acts and all other applicable law; and

         (iv) The Sub-Adviser shall promptly notify Integrity and the Fund upon the occurrence of any event that might disqualify or prevent the Sub-Adviser from performing its duties under this Agreement. The Sub-Adviser further agrees to notify Integrity and the Fund promptly with respect to written material that has been provided to the Fund or Integrity by the Sub-Adviser for inclusion in the Registration Statement or prospectus for the Fund or any supplement or amendment thereto, or, if written material has not been provided, with respect to the information in the Registration Statement or Prospectus, or any amendment or supplement thereto, reviewed by the Sub-Adviser, in either case of any untrue statement of a material fact or of any omission of any statement of a material fact which is required to be stated therein or is necessary to make the statements contained therein not misleading[; and

If the Sub-Adviser is a partnership, the Sub-Adviser shall notify the Fund and Integrity of any change in membership within a reasonable time after such change.]


             SECTION 11. EXCLUSIVITY OF SERVICES AND USE OF NAMES.

[The Sub-Adviser acknowledges that a fundamental marketing feature of the variable annuity contracts and certificates offered through Integrity and National Integrity Life Insurance Company (National Integrity), a wholly-owned subsidiary of Integrity, under which contributions may be allocated to separate accounts of Integrity and National Integrity for the purchase of shares of the Portfolio is the fact that the Sub-Adviser provides investment advisory services to the Portfolio. In recognition thereof and of the costs incurred by the Fund and Integrity in establishing the Portfolio and registering the Fund as an investment company, the Sub-Adviser agrees that from the date of this Agreement until the earlier of (i) six months after the date Integrity and National Integrity begin offering to the public variable annuity contracts and certificates funded in whole or in party by the Portfolio or (ii) May 31, 1993, the Sub-Adviser and the Sub-Adviser's affiliates shall not provide investment advisory services to any registered investment company or portfolio thereof which has investment objectives and policies substantially similar to those of the Portfolio and which services a funding vehicle for any variable annuity product (excluding advisory arrangements in existence on the date of this Agreement) without the prior written approval of the Fund, Integrity and National Integrity. The Sub-Adviser acknowledges that a breach of this provision may irreparably harm the Fund, Integrity or National Integrity. In the event of a breach of this provision, the Fund, Integrity or National Integrity shall be entitled to injunctive relief, to enforcement by specific performance of this Agreement, and to actual and punitive damages.]

     The Sub-Adviser acknowledges and agrees that the names The Legends Fund and Pinnacle, and abbreviations or logos associated with those names, are the valuable property of Integrity and its affiliates; that the Fund, Integrity and its affiliates have the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names The Legends Fund and Pinnacle, and associated abbreviations and logos, only in connection with the Sub-Adviser's performance of its duties hereunder.

     Integrity acknowledges that "Dreman" (the Sub-Adviser's name) is distinctive in connection with investment advisory and related services provided by the Sub-Adviser, the Sub-Adviser's name is a property right of the Sub-Adviser [and/or the individual whose name is part of the Sub-Adviser's name (the principal)], and the Sub-Adviser's [and the principal's] name in the name of the Portfolio are understood to be used by the Fund with the Sub-Adviser's consent. The Sub-Adviser hereby grants to the Fund a non-exclusive license to use the Sub-Adviser's name in the name of the Portfolio upon the conditions hereinafter set forth; provided that the Fund may use such name only so long as [(i)] the Sub-Adviser shall be retained as the investment sub-adviser of the Portfolio pursuant to the terms of this Agreement[, and (ii) the principal shall continued to be affiliated with the Sub-Adviser]. Any such use by the Fund shall in no way prevent the Sub-Adviser [or its principal] or any of its [or his] successors or assigns from using or permitting the use of the Sub-Adviser's [or the principal's] name along with any other word or words, for, by or in connection with any other entity or business, other than the Fund or its business, whether or not the same directly competes or conflicts with the Fund or its business [in any manner, except for the six month period as described in the first paragraph of this Section].

     Integrity acknowledges that the Fund shall use the Sub-Adviser's [and principal's names] name in the name of the Portfolio for the period set forth herein in a manner not inconsistent with the interests of the Sub-Adviser [and its principal] and that the Fund's rights in the Sub-Adviser's [and principal's names] name are limited to their use as a component of the Portfolio's name and in connection with accurately describing the activities of the Portfolio. In the event that the Sub-Adviser shall cease to be the investment sub-adviser of the Portfolio [or the principal shall cease to be affiliated with the Sub-Adviser], then the Fund at its own expense, upon the Sub-Adviser's [or the principal's] written request:

         (i) shall cease to use the Sub-Adviser's [or principal's] name [, as the case may be, or any combination thereof] as part of the Portfolio's name or for any other commercial purpose (other than the right to refer to the Portfolio's former name in the Fund's Registration Statement, proxy materials and other Fund documents to the extent required under the 1940 Act);

         (ii) shall on all letterheads and other materials designed to be read or used by [salesmen] salespersons, distributors or investors, state in a prominent position and prominent type that the Sub-Adviser has ceased to be the investment sub-adviser of the Portfolio [or that the principal has ceased to be affiliated with the Sub-Adviser, as the case may be]; and

         (iii) shall use its best efforts to cause the Fund's officers and directors to take any and all actions which may be necessary or desirable to effect the foregoing and to reconvey to the Sub-Adviser [or the principal] all rights which the Fund may have to such name. Integrity agrees to take any and all actions as may be necessary or desirable to effect the foregoing.

     The Sub-Adviser hereby agrees and consents to the use of the Sub-Adviser's name [and that of its principal] upon the foregoing terms and conditions.

               SECTION 12. ENTIRE AGREEMENTS; AMENDMENT, WAIVER.

     This Agreement supersedes all prior agreements between the parties and constitutes the entire Agreement by the parties. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective with respect to the Portfolio until approved as required by the 1940 Act.

              SECTION 13. EFFECTIVENESS AND DURATION OF AGREEMENT.

     Unless sooner terminated, this Agreement shall continue in effect for one year and thereafter for successive one year periods, provided that continuation of this Agreement and the terms thereof are specifically approved annually in accordance with the requirements of the 1940 Act by a majority of the Directors of the Fund, including a majority of the Directors who are not interested persons of the Sub-Adviser, Integrity or the Fund, cast in person at a meeting called for the purpose of voting on such approval.

               SECTION 14. TERMINATION OF AGREEMENT, ASSIGNMENT.

     This Agreement may be terminated at any time, without the payment of any penalty, by the Sub-Adviser or by Integrity, upon sixty (60) days' written notice from the terminating party to the other party and to the Fund, or by the Fund, upon sixty (60) days written notice to the Sub-Adviser and Integrity, acting pursuant to a resolution adopted by a majority of the members of the Board of Directors who are not interested persons or by a vote of the holders of the lesser of (1) 67% of the Portfolio's voting shares present if the holders of more than 50% of the outstanding shares are present in person or by proxy, or
(2) more than 50% of the outstanding shares of the Portfolio.

     This Agreement shall automatically terminate in the event of its assignment or the termination of the Management Agreement pertaining to the Portfolio. Termination of this Agreement shall not affect rights of the parties which have accrued prior thereto.

     The provisions of paragraphs 6, 7, 8, 9, and 11 shall survive the termination of this Agreement[, except that if Integrity or the Fund terminates the Agreement, the first paragraph of Section 11 shall not survive termination].

                            SECTION 15. DEFINITIONS.

          The terms assignment and interested person when used in this Agreement shall have the meanings give such terms in the 1940 Act and the rules and regulations thereunder.

              SECTION 16. CONCERNING APPLICABLE PROVISIONS OF LAW.

          This Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

          This Agreement shall be governed by the laws of the State of New York, without reference to principles of conflicts of law.

                             SECTION 17 COUNTERPARTS.

          This Agreement may be executed in counterparts, and each counterpart shall for all purposed be deemed an original, and all such counterparts shall together constitute one and the same instrument.

          IN WITNESS WHEREOF, authorized officers of Integrity and the Sub-Adviser have executed this Agreement as of the day and year first written above.



INTEGRITY LIFE INSURANCE             DREMAN VALUE ADVISORS,
COMPANY                              INC.[MANAGEMENT, L.P]

By:________________________          By:__________________________



Attest:____________________          Attest:______________________

                            VOTING INSTRUCTIONS CARD
                 FOR PROXY SOLICITED BY THE LEGENDS FUND, INC.
                         FOR THE DREMAN VALUE PORTFOLIO


The undersigned instructs Integrity Life Insurance Company (the "Company") to vote all shares of the Dreman Value Portfolio of The Legends Fund, Inc. (the "Portfolio") attributable as of September 21, 1995 to the undersigned's variable annuity contract, at the Special Meeting of shareholders of the Portfolio scheduled to be held on October 27, 1995 at 3 p.m., and at any adjournment thereof, and to vote, in its sole discretion, on such other matters as may properly come before the Meeting. Receipt of the Portfolio's Notice of Special Meeting and accompanying Proxy Statement is hereby acknowledged. IF THIS SHEET IS SIGNED AND RETURNED WITHOUT DIRECTION, THE COMPANY WILL VOTE FOR ALL PROPOSALS. If this sheet is not returned or is returned unsigned, the Company will vote shares attributable to your contract in the same proportion as it votes shares for which it has received instructions. Please return this voting instruction form promptly in the envelope provided.


1.  Approval of Sub-Advisory Agreement between
    Integrity Life Insurance Company ("Integrity")
    and Dreman Value Advisors, Inc.
    ("Dreman Advisors"):
                                              [_] FOR   [_] AGAINST  [_] ABSTAIN


2.  Approval of New Sub-Advisory Agreement
    between Integrity and Dreman Advisors to
    become effective upon the purchase by Zurich
    Insurance Company of a controlling interest in
    the parent company of Dreman Advisors:
                                              [_] FOR   [_] AGAINST  [_] ABSTAIN



                                  Sign below exactly as your name (or
                                  names for joint owners) appears on your
                                  contract and give your full title when
                                  signing as executor, trustee or in any
                                  other fiduciary capacity.

                                  Owner:_______________________________

                                  Joint Owner:_________________________

                                  Date:________________________________


                       IMPORTANT: SIGN AND DATE THIS FORM

                            VOTING INSTRUCTIONS CARD
                 FOR PROXY SOLICITED BY THE LEGENDS FUND, INC.
                         FOR THE DREMAN VALUE PORTFOLIO


The undersigned instructs National Integrity Life Insurance Company (the "Company") to vote all shares of the Dreman Value Portfolio of The Legends Fund, Inc. (the "Portfolio") attributable as of September 21, 1995 to the undersigned's variable annuity contract, at the Special Meeting of shareholders of the Portfolio scheduled to be held on October 27, 1995 at 3 p.m., and at any adjournment thereof, and to vote, in its sole discretion, on such other matters as may properly come before the Meeting. Receipt of the Portfolio's Notice of Special Meeting and accompanying Proxy Statement is hereby acknowledged. IF THIS SHEET IS SIGNED AND RETURNED WITHOUT DIRECTION, THE COMPANY WILL VOTE FOR ALL PROPOSALS. If this sheet is not returned or is returned unsigned, the Company will vote shares attributable to your contract in the same proportion as it votes shares for which it has received instructions. Please return this voting instruction form promptly in the envelope provided.

1.  Approval of Sub-Advisory Agreement between
    Integrity Life Insurance Company ("Integrity")
    and Dreman Value Advisors, Inc.
    ("Dreman Advisors"):
                                              [_] FOR   [_] AGAINST  [_] ABSTAIN


2.  Approval of New Sub-Advisory Agreement
    between Integrity and Dreman Advisors to
    become effective upon the purchase by Zurich
    Insurance Company of a controlling interest in
    the parent company of Dreman Advisors:
                                              [_] FOR   [_] AGAINST  [_] ABSTAIN



                                  Sign below exactly as your name (or
                                  names for joint owners) appears on your
                                  contract and give your full title when
                                  signing as executor, trustee or in any
                                  other fiduciary capacity.

                                  Owner:_______________________________

                                  Joint Owner:_________________________

                                  Date:________________________________


                       IMPORTANT: SIGN AND DATE THIS FORM

PROXY


                             THE LEGENDS FUND, INC.
                          200 EAST WILSON BRIDGE ROAD
                            WORTHINGTON, OHIO 43085

                             DREMAN VALUE PORTFOLIO

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Kevin L. Howard and Don W. Cummings as proxies, each with the power to appoint his substitute, and hereby authorizes each of them acting singly or jointly to represent and to vote, as designated below, all shares of the Dreman Value Portfolio (the "Portfolio") of The Legends Fund, Inc. (the "Fund") held of record by the undersigned on September 21, 1995 at the meeting of shareholders to be held on October 27, 1995, or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

BY SIGNING AND DATING THIS CARD YOU AUTHORIZE THE PROXIES TO VOTE THE PROPOSALS AS MARKED OR, IF NOT MARKED, TO VOTE "FOR" THE PROPOSALS, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

1. To approve the Sub-Advisory Agreement between Integrity Life Insurance Company ("Integrity") as investment manager and Dreman Value Advisors, Inc. ("Dreman Advisors") as sub-adviser for the Portfolio.

                 FOR [_]       AGAINST [_]       ABSTAIN   [_]

2. To approve the New Sub-Advisory Agreement between Integrity and Dreman Advisors, to become effective upon the purchase by Zurich Insurance Company of a controlling interest in the parent company of Dreman Advisors.

                 FOR [_]       AGAINST [_]       ABSTAIN   [_]


PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.  WHEN SHARES
ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR
GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



------------------------------------------------------------------------------
SIGNATURE                             DATE          SIGNATURE (IF HELD JOINTLY)



                  Please mark boxes [X] in blue or black ink.